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
                      INCORPORATED UNDER THE LAWS
                        OF THE STATE OF DELAWARE                                           SHARES

NUMBER
                               NATIONAL                                               CUSIP 637071 10 1
                               OILWELL                                        SEE REVERSE FOR CERTAIN DEFINITIONS


                                                                                THIS CERTIFICATE IS TRANSFERABLE
                                                                                     IN NEW YORK, NEW YORK



                                               NATIONAL-OILWELL, INC.


                      THIS CERTIFIES THAT



                      IS THE OWNER OF


                               FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01, OF

NATIONAL-OILWELL      National-Oilwell, Inc. (hereinafter referred to as the "Corporation") transferable on the books of the
      INC.            Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this
   CORPORATE          Certificate properly endorsed. This Certificate and the shares which it represents are issued and shall be held subject to all the provisions of the Amended and Restated Certificate of Incorporation and
     SEAL             Bylaws of the Corporation (copies of which are on file with the Transfer Agent) to all of which the holder of this Certificate assents by acceptance hereof.
   DELAWARE              This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
                         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                                  CERTIFICATE OF STOCK

                      Dated

                                                PAUL NATION                                     JOEL V. STAFF
                                           -----------------------                           --------------------
American Bank Note Company                       SECRETARY                                         PRESIDENT


                                                                                         COUNTERSIGNED AND REGISTERED:
                                                                                           AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                                        (NEW YORK, N.Y.)


                                                                                                      TRANSFER AGENT
                                                                                                       AND REGISTRAR

                                                                                          BY_____________________________________

                                                                                                     AUTHORIZED SIGNATURE

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
                             NATIONAL-OILWELL, INC.

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
        TEN COM --as tenants in common                  UNIF GIFT MIN ACT --___________Custodian____________
                                                                               (Cust)              (Minor)

        TEN ENT --as tenants by the entireties                              under Uniform Gifts to Minors
                                                                            Act ________________
        JT TEN  --as joint tenants with right of                                    (State)
                  survivorship and not as tenants
                  in common
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    Additional abbreviations may also be used though not in the above list.

        For Value Received, _______________________________________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------------------

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            (Please print or typewrite name and address of assignee)
-------------------------------------------------------------------------------

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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

Dated                                   Signature
     ----------------------------                ------------------------------
                                                 Notice: The signature to this
                                                 assignment must correspond
                                                 with the name as written upon
                                                 the face of the Certificate,
                                                 in every particular, without
                                                 alteration or enlargement, or
                                                 any change whatever.



Signature(s) Guaranteed:


-------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.